Marketable securitiesMarketable securities (Schedule of fair value and amortized cost of the available-for-sale securities by contractual maturity) (Details) - USD ($) $ in Thousands	Dec. 31, 2021	Dec. 31, 2020
Amortized Cost
Due within one year	$ 118,238
Due after one year through two years	319,348
Total	437,586
Fair Value
Due within one year	118,150
Due after one year through two years	317,524
Total	$ 435,674	$ 357,420